LORD ASSET MANAGEMENT TRUST

Thomas White International Fund (TWWDX)

Thomas White Emerging Markets Fund (TWEMX)

Thomas White American Opportunities Fund (TWAOX)

(together, the “Funds”)

Supplement dated July 2, 2012

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2012

The following information supplements the information in the Summary Prospectus, Prospectus and Statement of Additional Information:

The Board of Trustees of Lord Asset Management Trust (the “Trust”) recently approved the following changes with respect to the Funds:

•

the implementation a multi-class plan for the Trust pursuant to Rule 18f-3 under the Investment Company Act of 1940 (“1940 Act”) pursuant to which the Funds are authorized to issue their shares in multiple classes with varying distribution and service fees per class;

•	the re-designation of the existing share class of each Fund as “Investor Class” shares;

•	the adoption of revised Investment Advisory Agreements between the Funds and Thomas White International, Ltd. (“TWI”) in order to reduce the investment advisory fees payable under the Agreements;

•	the appointment of TWI as business manager to the Funds pursuant to a Business Management Agreement between the Trust, on behalf of each Fund, and TWI;

•	the adoption of new Expense Limitation Agreements that would lower the expense caps for the Funds;

•	the appointment of U.S. Bancorp Fund Services, LLC (“USBFS”) as administrator and accounting agent for the Funds;

•	the adoption of a new Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Thomas White International Fund and the Thomas White Emerging Markets Fund; and

•	the adoption of a new Administrative Services Plan for the Thomas White International Fund and the Thomas White Emerging Markets Fund.

In addition, the Funds’ exchange plan will no longer offer the option of exchanging shares of the Funds into Class A shares of the First American Prime Obligations Fund.

These changes are expected to take effect on or about August 31, 2012.

Investors should retain this supplement for future reference.